Exhibit 10.1

FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Stockholders Agreement, dated as of September 15, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, the “Stockholders Agreement”), by and among Vivint Smart Home, Inc. (f/k/a Mosaic Acquisition Corp.), Legacy Vivint Smart Home, Inc. (f/k/a Vivint Smart Home, Inc.) and the other parties thereto, is made by the undersigned in accordance with Section 5.3 of the Stockholders Agreement effective as of April 24, 2020. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stockholders Agreement.

In consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

SECTION 1.    AMENDMENT.

1.1    Section 2.1(a)(ii) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)    Fortress Mosaic Investor LLC (“Fortress”) shall, following the Closing Date, be entitled to designate one (1) Director to the Board (each such person, a “Fortress Designee”) for so long as the Fortress Holders Beneficially Own at least 50% of the shares the Fortress Holders Beneficially Own immediately following the consummation of the Merger; provided that the Fortress Designee must be (A) Andrew McKnight, (B) Max Saffian or (C) another senior employee or principal of Fortress Investment Group who is acceptable to a majority of the members of the Board. If at any time (x) the Fortress Holders no longer Beneficially Own at least 50% of the shares the Fortress Holders Beneficially Own immediately following the consummation of the Merger or (y) the Fortress Designee ceases to be a senior employee or principal of Fortress Investment Group, then upon receipt of a request from the Company to Fortress or the Fortress Designee, the Fortress Designee shall (and Fortress shall cause the Fortress Designee to) immediately tender his or her resignation as a Director.”

1.2    Section 2.1(b) of the Stockholders Agreement is hereby amended and restated in its entirety to read as follows:

“(b)    Directors are subject to removal pursuant to the applicable provisions of the certificate of incorporation of the Company; provided, however, (i) for as long as this Agreement remains in effect, the Blackstone Designees may only be removed with the consent of the Blackstone Designator delivered in accordance with Section 5.13, (ii) for as long as Fortress is entitled to designate a Fortress Designee in accordance with Section 2.1(a)(ii) and the Fortress Designee continues to be a senior employee or principal of Fortress Investment Group, the Fortress Designee may only be removed with the consent of Fortress and (iii) for as long as the Summit Designator is entitled to designate a Summit Designee in accordance with Section 2.1(a)(iii), the Summit Designee may only be removed with the consent of the Summit Designator.”

SECTION 2.    CONTINUING EFFECT. Except as expressly amended, waived or modified hereby, the Stockholders Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of the Stockholders Agreement not expressly referred to herein.

SECTION 3.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.    COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 5.    HEADINGS. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the Company, the Fortress Holders and the 313 Acquisition Entities (the latter two groups of parties also representing Stockholder Parties holding a majority of the shares currently held by the Stockholder Parties in the aggregate as to which the Stockholders Agreement has not been terminated) have executed this Amendment as of the day and year first above written.

VIVINT SMART HOME, INC.

By: /s/ Todd Pedersen

Name: Todd Pedersen

Title:   CEO

FORTRESS MOSAIC INVESTOR LLC

By: /s/ Constantine Dakolias

Name: Constantine Dakolias

Title:    President

FORTRESS MOSAIC SPONSOR LLC

By: /s/ Constantine Dakolias

Name: Constantine Dakolias

Title:   President

FORTRESS MOSAIC ANCHOR LLC

By: /s/ Constantine Dakolias

Name: Constantine Dakolias

Title:   President

313 ACQUISITION LLC

By: /s/ Bruce McEvoy

Name: Bruce McEvoy

Title:   Vice President

BLACKSTONE CAPITAL PARTNERS VI L.P.

By:    BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C., its general partner

By:    BMA VI L.L.C., its sole member

By: /s/ Bruce McEvoy

Name: Bruce McEvoy

Title:   Senior Managing Director

BLACKSTONE VNT CO-INVEST L.P.

By:    BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C., its general partner

By:    BMA VI L.L.C., its sole member

By: /s/ Bruce McEvoy

Name: Bruce McEvoy

Title:   Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI – ESC L.P.

By:    BCP VI SIDE-BY-SIDE GP L.L.C., its general partner

By: /s/ Bruce McEvoy

Name: Bruce McEvoy

Title:   Senior Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP VI L.P.

By:    BCP VI SIDE-BY-SIDE GP L.L.C., its general partner

By: /s/ Bruce McEvoy

Name: Bruce McEvoy

Title:   Senior Managing Director

BCP VOYAGER HOLDINGS LP

By:    BLACKSTONE MANAGEMENT ASSOCIATES VI L.L.C., its general partner

By:    BMA VI L.L.C., its sole member

By: /s/ Bruce McEvoy

Name: Bruce McEvoy

Title:   Senior Managing Director